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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                                  JULY 23, 1999
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                Date of Report (Date of earliest event reported)


                                 QRS CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-21958                 68-0102251
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(State or other jurisdiction of  (Commission File Number)    (I.R.S Employer
      of incorporation)                                      Identification No.)


                1400 Marina Way South, Richmond, California 94804
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (510) 215-5000
                                                           --------------
                                 NOT APPLICABLE
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          Former name or former address, if changed since last report)


The Registrant hereby amends and restates its Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 1999, reporting the acquisition by Registrant of all the outstanding common stock of Retail Data Services, Inc., a Virginia corporation, and its affiliate RDS, Inc., a Virginia Corporation, as set forth in the pages attached hereto:



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 23, 1999, QRS Corporation ("QRS" or the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Retail Data Services, Inc., a Virginia corporation ("Retail Data"), pursuant to which QRS acquired all of the issued and outstanding shares of Retail Data and its affiliate, RDS, Inc., a Virginia corporation (collectively "RDS"). A copy of the Agreement has previously been filed with the Securities and Exchange Commission and is hereby incorporated by reference.

The acquisition was effected through the issuance of 53,250 shares of QRS common stock valued at $2.8 million and payment of $15.0 million in cash, in exchange for all of the stock of RDS outstanding immediately prior to the consummation of the transaction. As described in detail in the Agreement, additional consideration of $3.0 million will be payable to the seller if revenue targets are achieved in 1999 and 2000 from the acquired business. The amount of such consideration was determined based upon arms-length negotiations between QRS and RDS. The purpose of the acquisition is to expand into the grocery retail market. The acquisition is being accounted for as a purchase transaction.

QRS filed a registration statement on Form S-3 with the Securities and Exchange Commission on August 20, 1999 to permit the resale of the outstanding shares issued in connection with the acquisition of RDS. A copy of the press release announcing the acquisition of RDS has previously been filed with the Securities and Exchange Commission and is hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                  INDEX

(a)  Financial Information of Business Acquired...............  Exhibit 99.1
(b)  Pro Forma Financial Information..........................  Exhibit 99.2
(c)  Exhibits:


     EXHIBIT NUMBER                 DESCRIPTION
     --------------                 -----------
     23.1                           Consent of Robert R. Raymond & Associates, LLP
     99.1                           Financial Statements of Business Acquired
     99.2                           Pro Forma Financial Information



                              SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          QRS CORPORATION

Date:  October 5, 1999                    /s/ Peter Papano
                                          -------------------------------------
                                           Peter Papano
                                           Chief Financial Officer and Secretary


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